Intangible Assets (Detail) (USD $)	Jun. 30, 2013	Jun. 30, 2012
Intangible Assets [Line Items]
Patents approved	$ 2,665,436	$ 2,209,286
Patents pending	1,919,360	1,912,526
Finite-Lived Intangible Assets, Gross, Total	4,584,796	4,121,812
Accumulated amortization	(1,018,299)	(727,820)
Finite-Lived Intangible Assets, Net, Total	$ 3,566,497	$ 3,393,992